                                                                    Exhibit 3.35

                                [GRAPHIC OMITTED]

                                                               FORM 6

                                                               COMPANY NO. 10852


                            COMPANIES ACT OF BARBADOS

                            CERTIFICATE OF AMENDMENT


                       CHC HELICOPTERS (BARBADOS) LIMITED


--------------------------------------------------------------------------------
                                 Name of Company

I hereby certify that the Articles of the above-mentioned company were amended.

/ / Under Section 15 of the Companies Act in accordance with the attached notice;

/ / Under Section 33 of the Companies Act as set out in the attached Articles of Amendment designating a series of shares;

/X/ Under Section 203 of the Companies Act as set out in the attached Articles of Amendment.

                                              /s/
                                              ----------------------------------
                                              Deputy Registrar of Companies


                                                       April 2nd, 2002
                                              ----------------------------------
                                                      Date of Amendment

                            COMPANIES ACT OF BARBADOS
                              (Sections 33 and 203)

                              ARTICLES OF AMENDMENT

--------------------------------------------------------------------------------
1.      Name of Company                                  2.       Company No.

        CANADIAN HELICOPTERS (BARBADOS) LIMITED                      10852

--------------------------------------------------------------------------------
3.      The articles of the above-named company are amended as follows:-

        In accordance with Section 197(1)(a)

        The name of the company is changed to

        CHC HELICOPTERS (BARBADOS) LIMITED

        The annexed schedule is incorporated in this form.


--------------------------------------------------------------------------------

        Date                         Signature                    Title
--------------------------------------------------------------------------------


                                /s/ JAMES A. MISENER
                              ------------------------
     2002-03-22                     JAMES A. MISENER             DIRECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Ministry use only
--------------------------------------------------------------------------------
Company No. 10852                   Filed:  2002-04-02
--------------------------------------------------------------------------------
                                         ---------------------------------------
                                         REGISTERED    CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE
                                         ---------------------------------------

                    THE COMPANIES ACT CHAPTER 308 OF BARBADOS

                               Sections 33 and 203

                        SCHEDULE TO ARTICLES OF AMENDMENT

                                    (Form 5)


--------------------------------------------------------------------------------

Name of Company                                                    Company No:

CANADIAN HELICOPTERS (BARBADOS) LIMITED                            10852

--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that on the 22nd day of March, 2002 a special resolution was passed by the shareholders:-

Resolved that

1. the articles of the Company be and they are hereby amended to change the name of the Company to CHC HELICOPTERS (BARBADOS) LIMITED and;

2. any director or officer of the Company be and is hereby authorised to sign all documents and to do all things necessary or desirable to effect such amendment including the delivery to the Registrar of Companies, of Articles of Amendment in the form prescribed under the Companies Act Cap. 308.


CERTIFIED THIS 22ND DAY OF MARCH, 2002.


  /s/  JAMES A. MISENER
---------------------------
JAMES A. MISENER
DIRECTOR

                                         ---------------------------------------
                                         REGISTERED    CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE
                                         ---------------------------------------

                                [GRAPHIC OMITTED]

                                                                       FORM 3

                                                                10852
                                                        ------------------------
                                                             Company No.


                            COMPANIES ACT OF BARBADOS

                          CERTIFICATE OF INCORPORATION


                     CANADIAN HELICOPTERS (BARBADOS) LIMITED


--------------------------------------------------------------------------------
                                 Name of Company

I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.


                                                      [SEAL]


                                        /s/
                                        ----------------------------------------
                                                 Registrar of Companies

                                                        95/06/14
                                              -------------------------------
                                                  Date of Incorporation

                            COMPANIES ACT OF BARBADOS

                                   (Section 5)

                    SCHEDULE TO THE ARTICLES OF INCORPORATION


--------------------------------------------------------------------------------

Name of Company                                                  Company No.

CANADIAN HELICOPTERS (BARBADOS) LIMITED                          10852

--------------------------------------------------------------------------------

Item 6:           Other provisions if any

a) An invitation to the public to subscribe for shares or security interest is prohibited,

b) No more than one-tenth of the sums which, on a liquidation of the company would be recoverable by holders of its share or loan capital would be recoverable directly or indirectly by or for the benefit of persons resident in the Caricom region who are holders if its share capital and who do not carry on an international business.

c) No more than one-tenth of the assets which on a liquidation thereof, would be available for distribution after the payment of its creditors would be available directly or indirectly for distribution to or for the benefit of individuals resident in the Caricom region.

d)      No more than one-tenth

        i)      of the interest payable on its loan and loan capital, if any;
                and

        ii)     of the dividends payable on its preference shares, if any; and

        iii)    of the dividends payable on any ordinary shares of the company,

        would be paid directly or indirectly to or for the benefit of individuals resident in the Caricom region.

--------------------------------------------------------------------------------

7. Incorporators                                       Date: 14th June, 1995

--------------------------------------------------------------------------------

Name                         Address                      Signature

Wade M. George               "Paarl"
                             Graeme Hall Terrace          /s/  WADE M. GEORGE
                                                          ----------------------
                             CHRIST CHURCH                     WADE M. GEORGE

--------------------------------------------------------------------------------

                                         ---------------------------------------
                                         REGISTERED    CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE
                                         ---------------------------------------

                                [GRAPHIC OMITTED]

                                                               FORM 1

                            COMPANIES ACT OF BARBADOS

                                   (Section 5)

                            ARTICLES OF INCORPORATION

--------------------------------------------------------------------------------
        Name of Company                                            Company No:

        CANADIAN HELICOPTERS (BARBADOS) LIMITED                       10852

--------------------------------------------------------------------------------
2. The classes and any maximum number of shares that the Company is authorized to issue

        The company is authorised to issue an unlimited number of shares without nominal or par value of one class designated as common shares

--------------------------------------------------------------------------------
3.      Restriction if any on share transfers
        No share in the capital of the company shall be transferred without the approval of the directors of the company or of a committee of such directors, evidenced by resolution and the directors may in their absolute discretion and without assigning any reason therefore, decline to register any transfer of any share.

--------------------------------------------------------------------------------
4.      Number (or minimum and maximum number) of Directors

        There shall be a minimum of 1 and a maximum of 5 directors

--------------------------------------------------------------------------------
5.      Restrictions if any on business the Company may carry on

        The company shall not engage in any business other than international business as defined in the International Business Companies Act, 1991 - 24

--------------------------------------------------------------------------------
6.      Other provisions if any
        The annexed schedule is incorporated in this form

--------------------------------------------------------------------------------
7.      Incorporators                             Date   14th June, 1995

--------------------------------------------------------------------------------
            Names                 Address                      Signature
--------------------------------------------------------------------------------

        Wade M. George            "Paarl"                /s/   WADE M. GEORGE
                                                       ------------------------
--------------------------------------------------------------------------------
                            Graeme Hall Terrace                WADE M. GEORGE
--------------------------------------------------------------------------------
                               CHRIST CHURCH
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For Ministry use only
--------------------------------------------------------------------------------

                                         ---------------------------------------
                                         REGISTERED    CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE
                                         ---------------------------------------

                                [GRAPHIC OMITTED]

                                                                FORM 33


                            COMPANIES ACT OF BARBADOS

                  REQUEST FOR NAME SEARCH AND NAME RESERVATION

1.      Name, Address and telephone number of person making request:
        Ernst & Young Services Ltd
        Bush Hill
        Bay Street
        BRIDGETOWN          Attn: Betty Straughn        Telephone No.  427-5260
--------------------------------------------------------------------------------
2.      Proposed name or names in order of preference:

        (a)     Canadian Helicopters (Barbados) Limited
                ----------------------------------------------------------------

        (b)
                ----------------------------------------------------------------

        (c)
                ----------------------------------------------------------------
--------------------------------------------------------------------------------
3.      Main types of business the company carries on or proposes to carry on:

        (a)     International Business Company - Financing Company
                ----------------------------------------------------------------

        (b)
                ----------------------------------------------------------------

        (c)
                ----------------------------------------------------------------
--------------------------------------------------------------------------------
4. Derivation of Name: Parent Company. Certificate of Amalgamation attached.

--------------------------------------------------------------------------------
5.      First available name to be reserved: Yes /X/ No / /

--------------------------------------------------------------------------------
6.      Name is for: Incorporation

--------------------------------------------------------------------------------
7.      If for a change of name, state present name of company:

        N/A

--------------------------------------------------------------------------------
8.      If for an amalgamation, state names of amalgamating companies:


        N/A

--------------------------------------------------------------------------------
For Ministry use only                  APPROVED    CORPORATE AFFAIRS AND
                                                INTELLECTUAL PROPERTY OFFICE

--------------------------------------------------------------------------------
Names and reserved until (specify date)              For Director
                                                     ---------------------------
                        1995-08-11                   See attached letter if name
                                                     not reserved

1-/_/______      2-/_/______       3-/_/______

--------------------------------------------------------------------------------
                 Date received           Request received by

                                                              ??????  RECEIVED